EXHIBIT 10.3

FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

OREGON DIVISION OF FINANCE AND CORPORATE SECURITIES

SALEM, OREGON

)
In the Matter of	)	STIPULATION AND CONSENT
	)	TO THE ISSUANCE
WEST COAST BANK LAKE OSWEGO, OREGON	) )	OF AN ORDER TO CEASE AND DESIST
)
(INSURED STATE NONMEMBER BANK))		FDIC-09-453b
)

Subject to the acceptance of this STIPULATION AND CONSENT TO THE ISSUANCE OF AN ORDER TO CEASE AND DESIST (“CONSENT AGREEMENT”) by the Federal Deposit Insurance Corporation (“FDIC”) and the Oregon Division of Finance and Corporate Securities (“DFCS”), it is hereby stipulated and agreed by and between a representative of the Legal Division of FDIC, a representative of the DFCS, and West Coast Bank, Lake Oswego, Oregon (“Bank”), as follows:

1.                                       The Bank has been advised of its right to receive a NOTICE OF CHARGES AND OF HEARING (“NOTICE”) detailing the unsafe or unsound banking practices and violations of law alleged to have been committed by the Bank and of its right to a public hearing on the alleged charges under section 8(b)(1) of the Federal Deposit Insurance Act (“Act”), 12 U.S.C. § 1818(b)(1), and section 706.580(2) of the Oregon Revised Statutes (“ORS”), and has waived those rights.

2.                                       The Bank, solely for the purpose of this proceeding and without admitting or denying any of the alleged charges of unsafe or unsound banking practices and any violations of law, hereby consents and agrees to the issuance of an ORDER TO CEASE AND DESIST

(“ORDER”) by the FDIC and the DFCS.  The Bank further stipulates and agrees that such ORDER will be deemed to be an order which has become final under the Act and the ORS, and that said ORDER shall become effective upon its issuance by the FDIC and the DFCS, and fully enforceable by the FDIC and the DFCS pursuant to the provisions of the Act and the ORS.

3.                                       In the event the FDIC and the DFCS accepts the CONSENT AGREEMENT and issues the ORDER, it is agreed that no action to enforce said ORDER in the United States District Court will be taken by the FDIC, and no action to enforce said ORDER in State Circuit Court will be taken by the DFCS, unless the Bank or any institution-affiliated party, as such term is defined in section 3(u) of the Act, 12 U.S.C. § 1813(u), has violated or is about to violate any provision of the ORDER.

4.                                       The Bank hereby waives:

(a)                                  The receipt of a NOTICE;

(b)                                 All defenses in this proceeding;

(c)                                  A public hearing for the purpose of taking evidence on such alleged charges;

(d)                                 The filing of Proposed Findings of Fact and Conclusions of Law;

(e)                                  A recommended decision of an Administrative Law Judge; and

(f)                                    Exceptions and briefs with respect to such recommended decision.

Dated:  October 15, 2009

FEDERAL DEPOSIT INSURANCE CORPORATION, LEGAL DIVISION BY:	WEST COAST BANK LAKE OSWEGO, OREGON BY:

/s/ Lorraine Y. Sumulong	/s/ Lloyd D. Ankeny
Lorraine Y. Sumulong	Lloyd D. Ankeny
Senior Regional Attorney

OREGON DIVISION OF FINANCE AND CORPORATE SECURITIES BY:

/s/ David C. Tatman	/s/ Michael J. Bragg
David C. Tatman Administrator	Michael J. Bragg

/s/ Duane C. McDougall
Duane C. McDougall

/s/ Steven A. Oliva
Steven A. Oliva

/s/ Steven N. Spence
Steven N. Spence

/s/ Robert D. Sznewajs
Robert D. Sznewajs

/s/ David J. Truit
David J. Truit

/s/ Nancy A. Wilgenbusch
Nancy A. Wilgenbusch

Comprising the Board of Directors of West Coast Bank, Lake Oswego, Oregon